SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.    )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]
Check  the  appropriate  box:

[X]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  Sec.  240.14a-11(c)  or Sec. 240.14a-12

                            REGENCY AFFILIATES, INC.
                            ------------------------
                (Name of Registrant as Specified in its Charter)

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No  fee  required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title  of  each  class  of  securities  to  which transaction applies:
     2.   Aggregate  number  of  securities  to  which  transaction  applies:
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
          (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4.   Proposed  maximum  aggregate  value  of  transaction:
     5.   Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount  Previously  Paid:
     2.   Form, Schedule or Registration Statement No.:
     3.   Filing  Party:
     4.   Date  Filed:

                            REGENCY AFFILIATES, INC.
                            729 South Federal Highway
                                    Suite 307
                              Stuart, Florida 34994

                                November 20, 2001

Dear  Stockholder:

You are cordially invited to attend the 2001 Meeting of Stockholders of Regency Affiliates, Inc. to be held at the Atlantis, Paradise Island, Bahamas on Monday, December 10, 2001, at 10:00 a.m. local time. The Notice of the 2001 Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be transacted at the meeting.

During the meeting the Board of Directors will report to you on the Company's progress during the past years and will discuss plans for the current year. We welcome this opportunity to share our progress with you and look forward to your comments and questions.

The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and we hope you can attend in person. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, please sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

Sincerely,


William R. Ponsoldt, Chairman of the Board


                                       -2

                            REGENCY AFFILIATES, INC.
                        729 SOUTH FEDERAL HWY, SUITE 307
                              STUART, FLORIDA 34994

                NOTICE OF 2001 MEETING OF STOCKHOLDERS TO BE HELD
                                DECEMBER 10, 2001

To the Stockholders of Regency Affiliates, Inc.:

The 2001 Meeting of Stockholders of Regency Affiliates, Inc. (the "Company") will be held at the Atlantis, Paradise Island, Bahamas, on Monday, December 10, 2001, at 10:00 a.m. local time for the following purposes:

     1. To elect five directors of the Company to serve until the next Meeting of Stockholders.

     2. To approve the proposed one-for-ten reverse stock split of the Company's Common Stock, $0.40 par value per share, the decrease in the par value to $.01 per share and the retention of the same number of authorized common shares.

     3. To amend the Restated Certificate of Incorporation to eliminate the stockholders' ability to act by written consent.

     4. To ratify the appointment of Rosenberg Rich Baker Berman & Company as independent public accountants.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on October 22, 2001 (the "Record Date") are entitled to notice of and to vote at the 2001 Meeting of Stockholders.

It is important that your shares be represented at the 2001 Meeting of Stockholders regardless of the number of shares you hold and whether or not you are personally able to attend. Accordingly, please sign the enclosed proxy and return it as soon as possible in the enclosed envelope provided for your convenience.

                       By Order of the Board of Directors

                               William R. Ponsoldt
                           Chairman, President and CEO

Stuart, Florida
November 20, 2001


                                       -3

                            REGENCY AFFILIATES, INC.
                        729 SOUTH FEDERAL HWY., SUITE 307
                              STUART, FLORIDA 34994

                                 PROXY STATEMENT
                     2001 MEETING OF STOCKHOLDERS TO BE HELD
                               DECEMBER 10, 2001

                               GENERAL INFORMATION

This Proxy Statement is furnished to the holders of the common stock, $.40 par value per share ("Common Stock"), in connection with the solicitation of proxies by the Board of Directors of Regency Affiliates, Inc. ("Regency" or the "Company") to be voted at the 2001 Meeting of Stockholders to be held on December 10, 2001 at 10:00 a.m., or any adjournment thereof. The first mailing of the proxy material to the holders of the Common Stock will be made on approximately November 20, 2001.

Stockholders of record at the close of business on October 22, 2001 are entitled to vote on matters to come before the meeting. On that date there were outstanding and entitled to vote 19,775,822 shares of Common Stock. Each share is entitled to one vote on each matter presented.

Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy. Stockholders who attend the 2001 Meeting of Stockholders may revoke any proxy previously granted and vote in person.

All properly executed proxies received in time for the meeting will be voted in accordance with the instructions contained thereon, and if no instruction is specified, the proxies will be voted "FOR" the election of the five directors named elsewhere in the Proxy Statement, "FOR" the reverse stock split and reduction of par value, "FOR" the amendment to the Restated Certificate of Incorporation, "FOR" ratification of the appointment of Rosenberg Rich Baker Berman & Company as independent public accountants, and in accordance with the instruction of the Board of Directors as to any other matters. Abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted for the purpose of determining whether a quorum is present, but do not have an effect on Proposal
1. On Proposals 2 and 3, abstentions and broker "non-votes" will be counted as a "AGAINST" vote. On all other matters, Proposals 4 and 5, abstentions, but not broker "non-votes", are treated as shares present for the purpose of determining whether a quorum is present and entitled to vote, and will be counted as an "AGAINST" vote. Broker non-votes are treated as not entitled to vote, and so reduce the absolute number, but not the percentage of votes needed for approval of a matter. The presence at the meeting, in person or by proxy, of the holders of a majority of the total outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the meeting. If such a quorum should not be present, the 2001 Meeting of Stockholders may be adjourned from time to time until the necessary quorum is obtained.

The cost of the solicitation of proxies will be borne by the Company. In addition to solicitation by use of the mails, proxies may be solicited personally, or by telephone or electronic media by directors, officers, and regular employees of the Company. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to security owners and obtaining their proxies.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

At the meeting, five directors are to be elected. All directors of the Company hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

It is the intention of the persons named in the proxies for the holders of Common Stock to vote the proxies for the election of the nominees named below, unless otherwise specified in any particular proxy. The management of the Company does not contemplate that the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors. In accordance with the Company's by-laws and the General Corporation Law of the State of Delaware, a stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. The director nominees receiving a plurality of the votes of the holders of shares of Common Stock present in person or by proxy at the meeting and entitled to vote, will be elected directors.

Following is a list of the names, addresses, and ages of the five nominees, all of whom are presently serving as Directors. Also included in the chart is the year in which each became a Director of the Company. Following this list is the past five-year business history of each Director nominee and any public company directorships held by such persons.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE FIVE NOMINEES LISTED BELOW.

NOMINEE                   AGE          POSITION WITH THE COMPANY           DIRECTOR SINCE
------------------------  ---  ------------------------------------------  --------------
William R. Ponsoldt, Sr.   60  Chairman of the Board, President and Chief
                                            Executive Officer                        1996

Stephanie Carey            50                    Director                            1993

Martin J. Craffey          63                    Director                            1993

William R. Ponsoldt, Jr.   35                    Director                            1993

Marc H. Baldinger          45      Director and Chief Financial Officer              1999

BACKGROUND  OF  NOMINEES  FOR  DIRECTORS

WILLIAM R. PONSOLDT, SR. Mr. Ponsoldt has served as Chairman of the Board of Directors since August, 1996 and as President and CEO since June, 1997. On April 16, 1999, Mr. Ponsoldt was elected to fill a vacant position on the Board of Directors of Glas-Aire Industries Group Ltd. ("Glas-Aire") and was elected Chairman of the Board of Glas-Aire at that time. During the past five years, Mr. Ponsoldt has served as the portfolio manager for several hedge funds. Mr. Ponsoldt is the father of William R. Ponsoldt, Jr. a director of the Company.

STEPHANIE CAREY. Ms. Carey is a principal and the Investment Manager for managed companies with Bradley Management (Bahamas) Limited. She was formerly a director of Regal Bahamas International Airways Limited and Bank of the Bahamas. She is also a director of Caribtours Company Ltd., Y.M.C.A. Bahamas Chapter and Southwestern District Bahamas School Board.

MARTIN J. CRAFFEY. Mr. Craffey was a real estate and business broker and contract vendee with Prudential Realty of Long Island, New York from January 1988 until December 31, 1993. Mr. Craffey is presently employed seeking financing for, and reorganizing, real estate projects.

WILLIAM R. PONSOLDT JR. Mr. Ponsoldt is an attorney engaged in the private practice of law in Florida with the firm of Wright, Ponsoldt & Lozeau Trial Attorneys, LLP. Formerly he was a partner in the firm of Warner, Fox, Seeley, Dungey & Sweet. Mr. Ponsoldt is the son of William R. Ponsoldt, Sr.

MARC H. BALDINGER. Mr. Baldinger, C.F.P. until recently was a senior officer of financial services for Riverside National Bank, located in Palm City, Florida. Prior to his employment at Riverside, he was a financial advisor for American Express Financial Advisors, Inc. and Linsco Private Ledger. Mr. Baldinger was elected to fill a vacant position on the Board of Directors of Glas-Aire on April 16, 1999.

ARRANGEMENTS REGARDING THE NOMINATION AND ELECTION OF DIRECTORS

Each of Messrs. Ponsoldt, Jr. and Craffey, and Ms. Kelly were appointed directors of the Company by Statesman Group, Inc. ("Statesman") as part of the closing of the National Resource Development Corporation ("NRDC") transaction on July 7, 1993. Each had an understanding with Statesman and/or the Company that as an inducement to accept his or her position as a director he or she would receive certain consideration from Statesman and/or the Company. Ms. Kelly received 100,000 shares of the Company's Common Stock from Statesman while Messrs. Ponsoldt, Jr., and Craffey received options to purchase shares of the Company's Cumulative Senior Preferred $100 Series-C Stock. Ms. Kelly resigned as a director effective October 2001. See "Certain Relationships and Related Party Tranactions."

On February 7, 1995, the Company entered into an agreement with L.J. Horbach and Associates, pursuant to which L.J. Horbach & Associates provided certain corporate and administrative services for a monthly fee of $3,000. In September 1999, the fee agreement was expanded to include substantially all general corporate operations and the fee increased to $4,000 per month. A separate arrangement was made with Mr. Horbach, then a director of the Company, in September 1999 under which Mr. Horbach was paid at the rate $60 per hour to work on specific projects for the Company, primarily related to the Company's acquisition and growth program including the financing of such program. Mr. Horbach received $50,700 under this arrangement in 1999. Mr. Horbach was appointed Interim CFO upon the resignation of Douglas F. Long effective April 1, 2000. L.J. Horbach & Associates, Inc. is wholly owned by Larry J. Horbach. These arrangements and Mr. Horbach's services were terminated at the December 2000 meeting of the Board of Directors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS

To the best of the Company's knowledge, the only beneficial owners of more than five percent of the Company's Common Stock, its only voting securities, as of October 16, 2001 are listed below:

                                         AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                        -----------------------------------------------
                                             COMMON STOCK      SERIES C PREFERRED STOCK
                                        ---------------------  ------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER       SHARES        %         SHARES         %
--------------------------------------  ------------  -------  --------------  --------
Statesman Group, Inc. (2)               7,549,502(3)     38.9         108,850     51.8
Bay Street
Nassau, Bahamas
Edward E. Gatz, M.D.                        920,600      [__]             -0-      -0-

___________

(1) The nature of beneficial ownership is sole investment power and sole voting power as to all shares listed except as listed below.
(2) See "Certain Relationships and Related Party Transactions."
(3) In addition to 7,549,502 shares of Common Stock owned outright, Statesman Group,
Inc. has voting trusts for 100,000 shares of Common Stock.  It also holds proxies for
623,932 shares of Common Stock subject to release under certain conditions.  A committee of Regency's Board of Directors has the ability to vote the shares of Common
Stock.

SECURITY  OWNERSHIP  OF  MANAGEMENT

The following table sets forth as of October 16, 2001 the number of shares of the Company's Common Stock, $0.40 par value per share and the Series C Preferred Stock, beneficially owned by each director and by all executive officers and directors of the Company as a group as of such date. Unless otherwise indicated, each person has sole voting and investment powers with respect to the shares of Common Stock and the Series C Preferred Stock indicated.

                                                        AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                                       ---------------------------------------------
                                                           COMMON STOCK     SERIES C PREFERRED STOCK
                                                       -------------------  ------------------------
     NAME OF BENEFICIAL OWNER                            SHARES       %        SHARES         %
-----------------------------------------------------  ----------  -------  ------------  ----------
William R. Ponsoldt, Sr.                                43,133(2)       *            -0-         -0-
Stephanie Carey                                         43,133(2)       *            -0-         -0-
Martin J. Craffey                                       43,133(2)       *          1,000          *
William R. Ponsoldt, Jr.                                43,133(2)       *          1,000          *
Marc  H. Baldinger                                      43,133(2)       *            -0-         -0-
All officers and directors as a group (5 individuals)  215,665(2)     .01%           -0-         -0-

___________

* Less than 0.1%
(1)  The  nature  of  beneficial  ownership is sole investment power and sole voting power as to all shares  listed  except  as  listed  below.


                                      -5-

(2)  Includes  20,000  shares  of  common  stock underlying stock options issued to each director in accordance  with  the  Company's  director  compensation  program.

Cumulative  Senior  Preferred  $100  Series-C  Stock

As of October 16, 2001 certain members of the Board of Directors of the Company held warrants to purchase Cumulative Senior Preferred $100 Series-C Stock from Statesman as follows: William R. Ponsoldt, Jr. (warrants to purchase 1,000 shares) and Martin J. Craffey (warrants to purchase 1,000 shares).

Series-D Junior Preferred Stock - $10 Stated Value

Lawrence J. Horbach and Donald D. Graham, former directors, hold 1,238 and 4,072 shares respectively of the Series-D Junior Preferred Stock - $10 Stated Value over which each has sole voting power and sole investment power. There are currently 25,694 Series D Preferred Shares outstanding.

                        ADDITIONAL INFORMATION CONCERNING
              THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF
                                    DIRECTORS

The business of the Company is managed under the direction of the Board of Directors. There were two meetings of the Board of Directors in the year ended December 31, 2000. During the last year, no director attended fewer than 75% of all of the meetings of the Board of Directors and committee meetings on which such director served.

The Board of Directors has established an Audit Committee. Marc Baldinger and Stephanie Carey comprise the Audit Committee. The Audit Committee recommends the independent auditors to the Board of Directors and meets with the independent auditors to discuss matters pertaining to the audit and any other matters which the auditors may wish to discuss as to the scope of their audit and their report. The Committee met once during the year. The Board of Directors has adopted an Audit Committee Charter which is attached to this Proxy Statement as Exhibit A.

The Board of Directors has a Compensation Committee. Ms. Carey and Mr. Craffey comprise the Compensation Committee. Compensation matters, as well as the issuance of stock options related to the Company's executive officers, are the responsibility of the committee, absent any affected executive officer who is also a director.

The Board of Directors has a Nominating Committee consisting of Ms. Carey and Mr. Craffey. The Nominating Committee will consider suggestions for nominations from stockholders properly made in accordance with the Company's by-laws.

Under the Company's By-Laws, any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been received by the Secretary of the Company not less than 80 days in advance of such meeting; provided, however, that in the event that the date of the meeting was not publicly announced by the Company by mail, press release or otherwise more than 90 days prior to the meeting, notice by the stockholder to be timely must be delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which such announcement of the date of the meeting was communicated to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected.

COMPENSATION OF DIRECTORS

At a meeting of the Board of Directors held on October 10, 1997, and approved by the stockholders of the Company in 1999, the Board of Directors set compensation for all directors as follows: (i) an annual retainer for directors of $10,000, payable one-half in cash and one-half in shares of Common Stock of the Company,
(ii) a fee of $125 per hour, with a two hour minimum, for attendance at each meeting of the Board of Directors or committee thereof, and (iii) an annual award of an option to each director for the purchase of 10,000 shares of the Company's Common Stock.

                             EXECUTIVE COMPENSATION

SUMMARY  OF  COMPENSATION

The following table sets forth the annual and long-term compensation during the last three years for William R. Ponsoldt, Sr., President and Chief Executive Officer, and Lawrence Horbach, the only other officer who received compensation during 2000 of over $100,000.


                   SUMMARY COMPENSATION TABLE

                                                 Other Annual
Name and Principal     Year   Salary    Bonus    Compensation
Position                       ($)       ($)         ($)
---------------------  ----  --------  --------  -------------

William R. Ponsoldt,   2000   269,114   426,316         10,000
      Sr.(1)
     Pres./CEO
        "              1999   258,000   424,646          7,200
        "              1998   252,333   373,022          7,200

Lawrence J.            2000         0         0        134,180
Horbach(2)
CFO
        "              1999         0         0         90,700
        "              1998         0         0         36,800

Marc H. Baldinger(3)   2000         0         0              0

_______________
(1) Mr. Ponsoldt's employment agreement provides for Mr. Ponsoldt to continue in these duties until his attainment of retirement age, provided that he may resign upon 30 days notice to the Company and further provided that Mr. Ponsoldt may be removed from office upon death or disability or for just cause. The Agreement provides for a base salary in annual installments, in advance, of $250,000 each, which salary is to be adjusted on January 1 of every year by any increase since the previous January 1 in the Consumer Price Index ("CPI") for All Urban Consumers, U.S. city average, as published by the U.S. Department of Labor, Bureau of Labor Statistics. As additional compensation, payable on a quarterly basis, Mr. Ponsoldt is to receive an amount equal to 20% of the Company's increase in quarterly common stock net worth, which is defined to be the difference between (i) total shareholders' equity and (ii) any shareholders' equity accounts relating to preferred stock. Mr. Ponsoldt may elect to have a portion of his salary or additional compensation in the form of (i) a qualified pension plan; (ii) a qualified profit sharing plan; or (iii) life insurance with a beneficiary of his choice. The Company may elect to pay up to 50% of the additional compensation by the issuance of warrants to purchase the Company's Common Stock at a price equal to 50% of the average bid price for the Company's Common Stock for the calendar quarter for which the increased compensation is payable. At Mr. Ponsoldt's option, payment for the exercise of the warrants, in whole or in part, may be made in the form of a promissory note secured by a pledge of the shares purchased. The Agreement further provides for Mr. Ponsoldt to receive health and disability insurance (with a benefit of $100,000/year payable in the event of long term disability), an automobile allowance of $600/month (to be adjusted by increases in the CPI), and reimbursement of expenses. The Agreement provides that Mr. Ponsoldt will not compete with the Company for a two year period following the termination of his employment. In addition, the Company agrees to indemnify Mr. Ponsoldt under certain circumstances. Any disputes between the Company and Mr. Ponsoldt under the Agreement are to be resolved through arbitration.

Mr. Ponsoldt had agreed to delay receipt for his compensation in exchange for a demand note with interest accruing at a rate 9% per annum. The outstanding balance of the note which amounted to $1,355,000, including accrued interest, was paid in full on October 2, 2001.
(2)  Lawrence J. Horbach, a director of the Company through December 5, 2000 and
L. J. Horbach and Associates, of which Mr. Horbach is the sole owner, received $134,180 in 2000, $90,700 in 1999 and $36,800 in 1998 for services, expenses and certain administrative functions provided to the Company. Mr. Horbach's employment and the engagement of L.J. Horbach and Associates was terminated as of December 5, 2001. See "Arrangements Regarding the Nomination and Election of Directors."
(3) Marc H. Baldinger has accepted the position of CFO. Mr. Baldinger is currently compensated at a rate of $40,000 per year.


AGGREGATE  OPTION/SAR  EXERCISES  IN  LAST  YEAR  AND YEAR END OPTION/SAR VALUES

The Option/SAR Grants Table below shows the individual grants of stock options (whether or not in tandem with SARs) and freestanding SARs made during the last completed fiscal year to any of the named executive officers. Other than the 2000 year options for 10,000 shares, exercisable at $0.40 per shares, issued to William R. Ponsoldt, Sr. in his capacity as a director no options were granted.

                                            OPTION GRANTS IN LAST FISCAL YEAR

                                       PERCENT OF                                          POTENTIAL REALIZABLE VALUE
                                         TOTAL                                             AT ASSUMED ANNUAL RATES OF
                          NUMBER  OF    OPTIONS        EXERCISE      MARKET                 STOCK  PRICE APPRECIATION
                          SECURITIES   GRANTED TO       PRICE        PRICE ON                    FOR OPTION TERM(1)
                          UNDERLYING   EMPLOYEES                     DATE OF               ------------------------------
                           OPTIONS         IN            PER          GRANT    EXPIRATION
           NAME            GRANTED    FISCAL YEAR     SHARE ($)        ($)        DATE           5%             10%
------------------------  ----------  ------------  --------------  ---------  ----------  --------------  --------------
William R. Ponsoldt, Sr.      10,000          100%  $         0.40  $    0.33    08/05/06  $         422   $       1,846

__________________
(1) The Securities and Exchange Commission (the "SEC") requires disclosure of the potential realizable value or present value of each grant.  The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent the Company's estimate or projection of the Company's future common stock prices.  The disclosure assumes the options will be held for the full six year term prior to exercise.  Such options may be exercised prior to the end of such six-year term.  The actual value, if any, an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised.  There can be no assurance that the stock price will appreciate at the rates shown in the table.

The Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values table shows there were no exercises of stock options (nor tandem SARs) nor freestanding SARs during the last completed fiscal year by any of the named executive officers.

                                  OPTION VALUES AT DECEMBER 31, 2000

                                                        NUMBER OF
                                                  SECURITIES UNDERLYING
                                                  UNEXERCISED  OPTIONS              VALUE OF
                            SHARES                AT DECEMBER 31, 2000       IN-THE-MONEY OPTIONS AT
                           ACQUIRED                   (# OF SHARES)          DECEMBER 31, 2000 ($)(1)
                              ON       VALUE    --------------------------  --------------------------
NAME                      (# SHARES)  REALIZED  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------------  ----------  --------  -----------  -------------  -----------  -------------
William R. Ponsoldt, Sr.           -         -       10,000         10,000            -              -
======================================================================================================

_______________

INCENTIVE  STOCK  OPTION  PLANS

The Company has reserved 500,000 shares of its Common Stock for issuance under the 1988 Incentive Stock Plan. There are no options to purchase Common Stock outstanding under this plan.

NON  QUALIFIED  STOCK  OPTIONS

Non-qualified options to acquire a total of 90,000 shares of Common Stock were granted in each of 1999 and 2000 to all of directors of the Company in accordance with the Directors' compensation program as approved by the stockholders in the 1999 Meeting of Stockholders. The options were granted at an exercise price of $0.93 and $0.84 per share, respectively, the fair value of the shares of Common Stock at date of grant. The options vest on February 5, 2000 and February 5, 2001, respectively, and are exercisable to August 5, 2004 and August 5, 2005, respectively. Messrs. Pondsoldt and Baldinger received options in their capacity as directors of the Company.

LONG  TERM  INCENTIVE  PLAN  AWARDS

There have been no awards under any Long-Term Incentive Plan during the last completed fiscal year.

DEFINED  BENEFIT  PLANS

The Company has no defined benefit or actuarial plans.

OTHER  ARRANGEMENTS

Martin J. Craffey was paid $14,000 for consulting primarily with respect to the operations of Rustic Crafts International, Inc. There were no other arrangements pursuant to which any director of the Company were compensated during the Company's last completed fiscal year for services provided as a director.

EMPLOYMENT  CONTRACTS,  TERMINATION  OF  EMPLOYMENT  AND  CHANGE  IN  CONTROL
ARRANGEMENTS

On  June  3, 1997, the Company entered into an Employment Agreement with William
R. Ponsoldt, Sr. pursuant to which he became the President and Chief Executive Officer of the Company. The Agreement provides for Mr. Ponsoldt to continue in these duties until his attainment of retirement age, provided that he may resign upon 30 days notice to the Company and further provided that Mr. Ponsoldt may be removed from office upon death or disability or for just cause. The Agreement provides for a base salary in annual installments, in advance, of $250,000 each, which salary is to be adjusted on January 1 of every year by any increase since the previous January 1 in the Consumer Price Index ("CPI") for All Urban Consumers, U.S. city average, as published by the U.S. Department of Labor,

Bureau of Labor Statistics. As additional compensation, payable on a quarterly basis, Mr. Ponsoldt is to receive an amount equal to 20% of the Company's increase in quarterly common stock net worth, which is defined to be the difference between (i) total shareholders' equity and (ii) any shareholders' equity accounts relating to preferred stock. Mr. Ponsoldt may elect to have a portion of his salary or additional compensation in the form of (i) a qualified pension plan; (ii) a qualified profit sharing plan; or (iii) life insurance with a beneficiary of his choice. The Company may elect to pay up to 50% of the additional compensation by the issuance of warrants to purchase the Company's Common Stock at a price equal to 50% of the average bid price for the Company's Common Stock for the calendar quarter for which the increased compensation is payable. At Mr. Ponsoldt's option, payment for the exercise of the warrants, in whole or in part, may be made in the form of a promissory note secured by a pledge of the shares purchased. The Agreement further provides for Mr. Ponsoldt to receive health and disability insurance (with a benefit of $100,000/year payable in the event of long term disability), an automobile allowance of $600/month (to be adjusted by increases in the CPI), and reimbursement of expenses. The Agreement provides that Mr. Ponsoldt will not compete with the Company for a two year period following the termination of his employment. In addition, the Company agrees to indemnify Mr. Ponsoldt under certain circumstances. Any disputes between the Company and Mr. Ponsoldt under the Agreement are to be resolved through arbitration.

Mr. Ponsoldt had agreed to delay receipt for his compensation in exchange for a demand note with interest accruing at a rate 9% per annum. The outstanding balance of the note which amounted to $1,355,000, including accrued interest, was paid in full on October 2, 2001.

                    CURRENT EXECUTIVE OFFICERS OF THE COMPANY

The only current executive officers of the Company are as follows:

                                                       DATE OF
NAME                           OFFICES HELD        FIRST ELECTION  AGE
------------------------  -----------------------  --------------  ---
William R. Ponsoldt, Sr.  President and Chief                1997   60
                          Executive Officer
Marc H. Baldinger         Chief Financial Officer            2001   45
Jacqueline Teske          Secretary                          2000   50

For further information regarding Mr.Ponsoldt's and Mr. Baldinger's background, see "Background of Nominees for Director."

Jacqueline Teske joined the Company as Secretary in December 2000. From October 1982 to the present, Ms. Teske was employed as Secretary of National Investment Company.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Statesman Group, Inc. ("Statesman") is an international business corporation organized under the laws of the Bahamas. Statesman's principal business is the making of investments in the United States and elsewhere. Both its principal business and principal office are located at Bay Street, Nassau, Bahamas. The Statesman Irrevocable Trust, dated April 15, 1991, is the controlling person of Statesman. The Statesman Trust is an irrevocable trust for the benefit of William R. Ponsoldt, Jr., a director of the Company, Tracey A. Ponsoldt, now married and sometimes known as Tracey A. Powers, and Christopher J. Ponsoldt, all children of William R. Ponsoldt, Sr. The acting trustees of the Statesman Trust is Liedenhall Bank and Trust, Nassau, Bahamas, which has the sole right to control the disposition of and vote the Company's securities acquired by Statesman.

Pursuant to an Agreement dated June 3, 1997, as amended and restated on March 24, 1998, Statesman Group, Inc. was granted options to purchase 6.1 million shares of Common Stock. Statesman owned approximately 25% of the Company's outstanding common stock prior to the issuance of these options. The options were issued to Statesman in order to secure the release of Mr. William R. Ponsoldt, Sr. to serve as President and Chief Executive Officer of the Company, for the release of certain contractual rights held by Statesman, for assignment of certain rights of first refusal and for other consideration. Pursuant to the Amended and Restated Agreement between the Company and Statesman, until their date of expiration, the options were exercisable at any time in whole or in part at a price equal to the lower of (a) the closing trading price as of the most recent date on which at least 10,000 shares of such stock were traded, or (b) the average closing trading price of the shares during the ninety day period immediately preceding the date of exercise. The options became exercisable immediately and were to remain exercisable until April 15, 2007. At the option of Statesman, payment could be made by Statesman for exercise of the options, in whole or in part, in the form of a promissory note executed by Statesman, secured only by a pledge of the shares purchased, which promissory note would accrue interest for any quarter at the prime rate in effect on the last day of the quarter at Chase Manhattan Bank, with interest and principal payable in a balloon payment five years after the date of execution of the note, provided that if the Company's Board of Directors reasonably determined that exercising the options by delivery of a note would render the respective purchase of shares void or voidable, then the Board could require, as a condition to exercise of the options, that Statesman either (i) pay at least the par value of the shares in cash (with the balance paid by delivery of a note), or (ii) provide acceptable collateral other than the shares themselves to secure payment of the note.

At a meeting of Regency's Board of Directors on December 3, 2000, Statesman notified the Company that it intended to exercise its option. The Board of Directors formed a committee to negotiate for collateral for the note that Statesman was entitled to issue to exercise the option. The committee also obtained independent expert advice with respect to the transaction.

On October 15, 2001, Statesman exercised the option in full pursuant to an agreement that (1) provided for a purchase price at $.40 per share (par value) rather than the formula price in the option, which would have yielded the Company approximately 25% less and (2) provided for collateral for the $2.44 million 5 year note issued by Statesman to the Company (in addition to the shares purchased) in the form of the 20% stock interest owned by Statesman in National Resource Development Corporation, the Company's 80% owned subsidiary.

In addition, pursuant to the Amended and Restated Agreement, Statesman also agreed to provide loan guarantees not to exceed the sum of $300,000 upon the request of the Company and a showing of reasonable need. The Company has accessed the Statesman loan. The loan is a demand loan which was collateralized by the Glas-Aire Stock held by the Company. Statesman and/or its affiliated interests have provided loan guarantees and/or unsecured prime interest rate direct loans to the Company in excess of $2,000,000 since June 1997. As of October 2, 2001, the balance of such loans have been paid in full.

On September 17, 2001, the Company completed a transaction for the disposition of its interest in its partially owned subsidiary, Glas-Aire Industries Group Ltd. ("Glas-Aire"). Prior to the transaction, each corporation owned a substantial percentage of the common stock of the other, and they had certain officers and directors in common. Pursuant to an agreement entered into on September 17, 2001 and amended on October 1, 2001, Regency exchanged 1,215,105 shares of common stock of Glas-Aire, representing approximately 50% of the issued and outstanding shares of Glas-Aire, for $2,500,000 plus 4,040,375 shares of Regency's common stock, or approximately 23% of the issued and outstanding shares of Regency. As a result of the transaction, neither Regency nor Glas-Aire owns any stock of the other.

The exchange rate was based on negotiations between the parties and confirmed as to fairness by independent valuation firms, hired by respective committees of each of the Boards of Directors of Regency and Glas-Aire.

The former president of Glas-Aire has commenced litigation in British Columbia, Canada against Glas-Aire, the Company, Mr. Ponsoldt and Mr. Baldinger, among other things, asserting that the Regency-Glas-Aire transaction is in breach of bank agreements, securities law and fiduciary duties owed to Glas-Aire and its stockholders. The defendants are vigorously defending this litigation.


                                   PROPOSAL 2

                   PROPOSED 1 FOR 10 REVERSE STOCK SPLIT WITH
                      RESPECT TO THE COMPANY'S COMMON STOCK
                           AND REDUCTION IN PAR VALUE

On October 9, 2001, the Company's Directors approved, subject to the approval of the holders of the Company's Common Stock, the amendment of the Company's Restated Certificate of Incorporation to provide for a 1 for 10 reverse stock split of the Company's Common Stock effective at 9:00 a.m., on December 1, 2001 (the "Effective Date") as a result of which each ten (10) shares of the Company's Common Stock outstanding prior to such reverse stock split will be converted into one (1) share of the Company's Common Stock. The reverse stock split will become effective upon the filing by the Company of a Certificate of Amendment to the Company's Restated Certificate of Incorporation. The par value of each share of Common Stock shall be reduced from $.40 per share for each of ten shares, to $.01 per share after the reverse split.

PURPOSE OF REVERSE STOCK SPLIT AND REDUCTION IN PAR VALUE

The primary purposes of effecting the reverse stock split is (1) to raise the per share market price of the Company's Common Stock to facilitate future financing or to be able to use its capital stock in acquisitions, (2) to raise the per share price to be able to possibly consider a Nasdaq listing for its shares in the future and (3) to save administrative expenses by reducing its number of stockholders, currently approximately 4,000.

In addition to the reverse split, the Company presently has 25,000,000 authorized shares of Common Stock. At the Record Date, the number of shares of the Company's Common Stock issued was 19,775,822 and reserved for issuance was approximately 250,000, leaving less than 5,000,000 shares of Common Stock available for further issuance. The currently remaining number of authorized but unissued shares may inhibit the Company's ability to engage in future equity financings or acquisitions paid for or financed, in whole or in part, by the issuance of Common Stock. The Company's Board of Directors believes that the continued availability of sufficient shares of the Company's Common Stock is necessary and desirable to permit the Company the flexibility of engaging in future equity financings or acquisitions utilizing Common Stock.

Further, the Company's market price is currently below the par value of its shares, making equity financing impractical. The reduction in par value will permit the Board to issue stock at prices it deems fair and reasonable.

After the reverse stock split, pursuant to the Amendment to the Company's Restated Certificate of Incorporation attached hereto as Exhibit B-1, the number of authorized common shares will remain at 25,000,000. However, the number of issued shares will be reduced from approximately 20 million to approximately 2 million and the number of reserved shares will be reduced from approximately 250,000 to approximately 25,000, leaving approximately 23,000,000 authorized but unissued shares available for future issuances by the Company.

There are at present no plans, agreements, undertakings or arrangements on the part of the Company concerning the issuance of shares of Common Stock, other than those shares presently reserved for issuance. If any plans, understandings, agreements or arrangements are made concerning the issuance of any such shares, holders of then outstanding shares of the Company's Common Stock may or may not be given the opportunity to vote thereon, depending on the nature of any such transactions, the law applicable thereto and the judgment of the Company's Board of Directors regarding the submission thereof to the Company's stockholders.

OTHER  GENERAL  CONSIDERATIONS

A low share price can reduce the effective marketability of stocks because of the reluctance of some brokerage firms to recommend low-priced stocks to their clients and because many institutional investors generally do not invest in low priced stocks. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of low-priced stocks because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

The Board of Directors believes that the reverse stock split may result in a higher trading range for the Common Stock and that as a result, may encourage institutional investors to invest in, and brokerage houses to recommend, the Company's Common Stock.

The reverse stock split will result in an increased number of stockholders owning "odd lots" of fewer than 100 shares of Common Stock after the reverse split. The per share costs, including brokerage commissions, of transactions in odd lots, are generally higher than the costs of transactions in "round lots" of multiples of 100 shares.

CHANGE  IN  PAR  VALUE

In addition to the reverse stock split, the stockholders are also being asked to reduce the par value of the Company's Common Stock from $.40 per share (pre-reverse split) to $.01 per share (post-reverse split). If approved, the change in par value will mean that total stated capital and total capital surplus will change as reflected in the following table.

The  following  unaudited schedule of shareholder's equity sets forth as of June
30, 2001, on a pro forma basis, the effect of the one-for ten reverse stock split of the Common Stock. The pro forma schedule does not show the impact of the following transactions since June 30, 2001: (i) the issuance of 6,100,000 shares of Common Stock to Statesman Group, Inc. on October 15, 2001 and (ii) the exchange of shares with Glas-Aire Industries, Inc., on October 1, 2001 reducing the number of shares outstanding by 4,040,375.

                   Pro Forma Schedule of Stockholders' Equity
              Assuming Adoption of the Reverse Stock Split Proposal
                                  June 30, 2001

                                                         Historical    Assuming Stock
                                                         ----------    Split Proposal
                                                                          Adopted
                                                                      ----------------
Serial preferred stock not subject to mandatory        $ 1,052,988   $     1,052,988
     redemption (maximum liquidation preference
     $24,975,312 in 2001 and  pro forma)
Common Stock, par value $.40 authorized 25,000,000       6,900,659               -0-
     shares; issued and outstanding 17,251,619
     shares in 2001 and  no shares pro forma
Common Stock, par value $.01 authorized 25,000,000             -0-            17,254
     shares; no issued and outstanding shares in


                                      -15-

     2001 and 1,725,162 shares on pro forma basis
Additional paid in capital                                2,308,484         9,191,889
Readjustment resulting from quasi-reorganization at      (1,670,596)       (1,670,596)
     December 31, 1987
Retained earnings                                        12,161,823        12,161,823
Accumulated other comprehensive income                     (100,835)         (100,835)
Treasury stock, 4,052,825 shares in 2001 and 405,283     (3,338,033)       (3,338,033)
      pro forma                                         ------------  ----------------

      Total Shareholders' Equity                        $17,314,490   $    17,314,490
                                                        ============  ================

FRACTIONAL SHARES

The Company will not issue fractional shares of stock in connection with the reverse stock split. In lieu thereof, stockholders who would otherwise be entitled to receive a factional share as a consequence of the reverse stock split will instead receive from the Company a whole share for the fraction resulting from the effect of the reverse stock split based on the stockholders aggregate holdings. Shares held by brokers will also be rounded to the next highest whole number based on the holdings of each beneficial owner.

VOTE REQUIRED TO APPROVE REVERSE STOCK SPLIT

Approval of the reverse stock split requires the affirmative vote of a majority of the aggregate number of shares of Common Stock outstanding.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS OF THE CORPORATION VOTE "FOR" THIS PROPOSAL.

EXCHANGE  OF  STOCK  CERTIFICATES

Upon the effectiveness of the Certificate of Amendment (the "Effective Date"), the reverse stock split will occur without any further action on the part of stockholders of the Company. After the Effective Date, each certificate representing shares of Common Stock will be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of Common Stock into which the shares evidenced by such certificate have been converted. If a shareholder desires to sell or transfer some or all of his shares of Common Stock after the Effective Date, delivery of the stock certificate or certificates which previously represented shares of Common Stock will be sufficient. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND NEED NOT, BUT MAY, SUBMIT ANY CERTIFICATES TO THE COMPANY'S TRANSFER AGENT UNLESS REQUESTED TO DO SO.

FEDERAL  INCOME  TAX  CONSEQUENCES

The following discussion describes certain federal income tax consequences of the reverse stock split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed regulations thereunder, reports of congressional committees, judicial decisions and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could modify the tax consequences discussed herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion is for general information only and does not address the federal income tax consequences that may be relevant to particular stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

The Company should not recognize any gain or loss as a result of the reverse stock split. No gain or loss should be recognized by a stockholder who receives only Common Stock upon the reverse stock split. The aggregate tax basis of Common Stock received by such a stockholder in connection with the reverse stock split will equal the stockholder's aggregate tax basis in the Common Stock exchanged therefor and generally will be allocated among Common Stock received on a pro rata basis. Stockholders who have used the specific identification method to identify their basis in Common Stock surrendered in the reverse stock split should consult their own tax advisors to determine their basis in the Common Stock received in exchange therefor.

                                   PROPOSAL 3

                         CORPORATE GOVERNANCE AMENDMENT

The corporate governance amendment will amend the Company's Restated Certificate of Incorporation in a way that it believes is necessary to foster its long-term growth as an independent company following the recapitalization and to protect its stockholders from unsolicited potentially coercive or abusive takeover tactics and efforts to acquire control of the Company at a price or on terms that are not in the best interests of all its stockholders. Regency's Board of Directors has approved the corporate governance amendment and has determined that such corporate governance amendment is advisable and in the best interests of the Company and its stockholders.

WRITTEN  CONSENT  PROPOSAL

Unless otherwise provided in a company's certificate of incorporation, Delaware law permits any action required or permitted to be taken by stockholders of a company at a meeting to be taken without notice, without a meeting and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize the action at a meeting of stockholders at which all shares entitled to vote were present and voted. The Company's Restated Certificate of Incorporation does not currently provide otherwise. The written consent proposal will amend the Company's Restated Certificate of Incorporation, and conforming charges will be made to the by-laws, to require that stockholder action be taken at an annual or special meeting of stockholders, and will prohibit stockholder action by written consent. Only the Board of Directors will have the ability, except as otherwise provided by law and subject to the rights of any class of preferred stock, to call a special meeting of the stockholders.

The written consent proposal will give all stockholders of the Company the opportunity to participate in determining any proposed action and will prevent the holders of a majority of the voting stock from using the written consent procedure to take stockholder action without affording all stockholders an opportunity to participate. This proposal will prevent stockholders from taking action other than at an annual or special meeting of stockholders at which the proposal is submitted to stockholders in accordance with the advance notice provisions of the Company's by-laws. This could lengthen the amount of time required to take stockholder action, which will ensure that stockholders will have sufficient time to weigh the arguments presented by both sides in connection with any contested stockholder vote. Accordingly, the written consent proposal may discourage, delay or prevent a change in control of the Company. For example, a proposal for the removal of directors for cause could, if the board of directors desired, be delayed until the next annual meeting of the Company's stockholders.

REQUIRED  VOTE

Approval of the corporate governance amendment requires the affirmative vote of a majority of the shares of the Company's common stock outstanding as of the record date.

If the corporate governance amendment is approved, and the recapitalization is completed our restated certificate of incorporation will be amended as indicated in Exhibit B-1, which includes both the recapitalization amendments and the corporate governance amendment. If the recapitalization proposal is approved but the corporate governance amendment is not approved, our restated certificate of incorporation will be amended as indicated in Exhibit B-1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE CORPORATE GOVERNANCE AMENDMENT.

                                   PROPOSAL 4

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors, upon recommendation of the Audit Committee, has directed that the appointment of Rosenberg Rich Baker Berman & Company be submitted to the stockholders for approval. The affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote on the proposal at the 2001 Meeting of Stockholders is required for approval. If the stockholders do not approve, the Audit Committee and the Board will reconsider the appointment.

The Company has dismissed Hausser & Taylor LLP as its independent certified accountant, and has engaged the firm of Rosenberg, Rich, Baker Berman & Company as its independent certified accountants. Rosenberg, Rich, Baker, Berman & Company prepared the audit of the Company's financial statements for the fiscal year ended December 31, 2000.

The change of accountants was pursuant to a bidding procedure undertaken by the Audit Committee of the Board of Directors. The decision to change accountants to Rosenberg, Rich was recommended by the Audit Committee to the full Board of Directors following such procedure, with the full Board approving the change of accountants at its December 4, 2000 meeting.

Management represents as follows: (a) there have been no disputes between management and Hausser & Taylor and their reports have not contained an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles; (b) during the Company's two most recent fiscal years and any subsequent interim period, there were no disagreements with Hausser & Taylor on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure; and
(c) Hausser & Taylor expressed no disagreement or difference of opinion regarding any "reportable" event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

In addition, during the Company's two most recent fiscal years and any subsequent interim period, Hausser & Taylor has not advised the Company that:
(a) the internal controls necessary to develop reliable financial statements did not exist; (b) information had come to the attention of Hausser & Taylor which made it no longer able or unwilling to rely on management's representation, or unwilling to be associated with the financial statements prepared by management;
(c) the scope of the audit should have been expanded significantly; (d) information had come to Hausser & Taylor's attention that it had concluded would, or if further investigated might have, materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements, or (e) information has come to its attention that it concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to December 31, 1999, that would prevent it from rendering an unqualified audit report, and such issue had not been resolved to Hausser & Taylor's satisfaction.

The Company requested, and Hausser & Taylor has furnished, a letter addressed to the Securities and Exchange Commission stating that Hausser & Taylor agrees with the above statements that pertain to Hausser & Taylor.

There has not been and do not presently exist any disagreements between the Company and its accountants concerning accounting principles, auditing procedures or financial disclosure.

Representatives of Rosenberg Rich Baker Berman & Company are expected to be present at the 2001 Meeting of Stockholders. They will be available to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

AUDIT  FEES

The aggregate fees billed for professional services rendered by Rosenberg Rich Baker Berman & Company for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were $103,826.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

Rosenberg Rich Baker Berman & Company did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

OTHER  FEES

The aggregate fees billed by Rosenberg Rich Baker Berman & Company for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2000 were $5,211. These fees related to tax services and research.

OTHER  MATTERS

The Audit Committee of the Board of Directors has considered whether the provision of other non-audit services is compatible with maintaining the independence of the Company's principal accountant.

Of the time expended by the Company's principal accountant to audit the Company's financial statements for the year ended December 31, 2000, no such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ROSENBERG RICH BAKER BERMAN & COMPANY AS OUR INDEPENDENT AUDITORS.

AUDIT  COMMITTEE  MATTERS

Audit Committee Charter. The Audit Committee has adopted a charter which is attached to this Proxy Statement as Exhibit A.

Independence of Audit Committee Member. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards, except for Marc H. Baldinger, the Company's chief financial officer.

AUDIT  COMMITTEE  REPORT

The following report of the Audit Committee is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

During fiscal year 2000 the Audit Committee of the Board of Directors adopted a charter for the committee which is attached to this Proxy Statement as Exhibit A.

The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. All members of the Audit Committee have been determined to be independent as defined by the listing standards of the National Association of Securities Dealers, except Marc H. Baldinger, the Company's chief financial officer.

In this context, the Audit Committee met and held discussions with management and the Company's independent auditors, Rosenberg Rich Baker Berman & Company. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting standards. The discussions with the independent auditors included matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees).

The Audit Committee received and reviewed the written disclosures and the letter from the Company's independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company's independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2000 Annual Report on Form 10-K.

THE  AUDIT  COMMITTEE  CONSISTS  OF:

Marc  Baldinger
Stephanie  Carey

                        SECTION 16(A) OF THE EXCHANGE ACT
                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file statements on Form 3, Form 4 and Form 5 of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of all Section 16(a) reports which they file.

Based solely on a review of reports on Form 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, reports on Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that no person who, at any time during 2000, was subject to the reporting requirements of Section 16(a) with respect to the Company failed to meet such requirements on a timely basis except as follows:
Statesman was required to file a Form 4 to report the sale of Common Stock and subsequently filed a Form 5 disclosing the sale of such shares.

                                 OTHER BUSINESS

Management does not intend to bring any business before the 2001 Meeting of Stockholders other than the matters referred to in the accompanying notice and at this date has not been informed of any matters that may be presented to the 2001 Meeting of Stockholders by others. If, however, any other matters properly come before the 2001 Meeting of Stockholders, it is intended that the persons named in accompanying proxy will vote in accordance with the instructions of the Board of Directors on such matters.

                         STOCKHOLDER PROPOSALS FOR 2002

Stockholders may submit proposals on matters appropriate for stockholder action at the Company's 2002 Meeting of Stockholders, consistent with regulations adopted by the Securities and Exchange Commission. Under SEC rules, proposals to be considered for inclusion in the Proxy Statement for the 2002 Meeting of Stockholders must be received by the Company a reasonable time before the Company begins to print and mail its proxy materials. Proposals should be directed to the attention of Corporate Secretary, 729 South Federal Highway, Suite 307, Stuart, Florida 34994.

In addition, according to the by-laws of the Company, at the annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For business to be properly brought before the 2001 Meeting of Stockholders by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 80 days nor more than 180 days prior to the meeting; provided, however, that if the date of the public meeting was not announced more than 90 days prior to the meeting, notice to be timely delivered must be delivered to the Secretary of the Company not later than the close of business on the 10th day following the date on which the meeting date was communicated to stockholders. The by-laws contain provisions for the content of a proper notice.

                                  ANNUAL REPORT

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 AND QUARTERLY REPORT ON FORM 10-Q FOR THE SIX MONTHS ENDED JUNE 30, 2001, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT AND QUARTERLY REPORT ARE NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE. ADDITIONAL COPIES OF THE FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 AND FORM 10-Q FOR THE SIX MONTHS ENDED JUNE 30, 2001 WILL BE PROVIDED, WITHOUT CHARGE, UPON WRITTEN REQUEST FROM ANY STOCKHOLDER TO: REGENCY AFFILIATES, INC.,
ATTENTION: CORPORATE SECRETARY, 729 SOUTH FEDERAL HIGHWAY, SUITE 307, STUART, FLORIDA 34994.

                                                                       Exhibit A


                            REGENCY AFFILIATES, INC.
                            ------------------------
                             AUDIT COMMITTEE CHARTER
                             -----------------------

ORGANIZATION
------------

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. The Committee members shall meet the "independence requirements" as set forth in SEC Release Number 34-42266. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and serve until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

STATEMENT  OF  POLICY
---------------------

The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to Corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.

RESPONSIBILITIES
----------------

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the Corporate accounting and reporting are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

     Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries and receive from the selected auditors the disclosures regarding their independence as required by Independence Standards Board Statement No. 1.

     Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to he utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     Review with the independent auditors, the Corporation's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis will be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically will review Corporation any existing policy statements to determine their adherence and inquire of management, the director of internal auditing, and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Corporation.

     Review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     Receive prior to each meeting with the internal audit committee, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     Review the financial statements contained in the Annual Report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders and recommend the same for inclusion in the Annual Report on SEC Form 10K. Any changes in accounting principles will be reviewed.

     Review with Management the Quarterly Financial information before filing with the SEC.

     Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     Review accounting and financial human resources and succession planning within the Corporation.

     Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

     Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of Corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant.

     Review  Transactions  with  Related  Parties.

     Monitor  Insider  Trading  and  Reporting.

     Prepare a letter for inclusion in the annual report that describes the committees composition and responsibilities, and how they were discharged.

                                                                     Exhibit B-1


                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                            REGENCY AFFILIATES, INC.

     The undersigned corporation, Regency Affiliates, Inc., originally incorporated under the name of Transcontinental Energy Corporation on February 12, 1980, and existing under and by virtue of the General Corporation Laws of the State of Delaware, having adopted the following amendment and restatement to its Restated Certificate of Incorporation, pursuant to General Corporation Law, Sections 242 and 245, certifies that:

1. The Restated Certificate of Incorporation of the corporation is hereby amended and restated in its entirety as follows:

     FIRST.  The  name  of  the  corporation  is  REGENCY  AFFILIATES,  INC.

     SECOND. The registered office in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporation may be organized under the General Corporation Law of Delaware.

     FOURTH. The corporation shall be authorized to issue two classes of stock to be designated respectively "Common" and "Preferred"; the total number of shares which the corporation shall have authority to issue shall be thirty million (30,000,000); the total number of shares of Common Stock shall be twenty-five million (25,000,000) and THE PAR VALUE OF EACH SHARE OF COMMON STOCK SHALL BE ONE CENT ($.01); and the total number of shares of Preferred Stock shall be five million (5,000,000) and the par value of each share of Preferred Stock shall be Ten Cents ($.10).

     The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly vested with authority to fix by resolution or resolutions the designations and the powers, preferences and relative, or restrictions thereof, including, without limitation, the voting powers, if any, the dividend rate, conversion rights, redemption price, or liquidation preference, of any series of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote.

     FIFTH. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the corporation.

     SIXTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     SEVENTH. The corporation reserves the right to amend, alter, change or repeal any provisions contained in this certificate in any manner now or hereafter prescribed by law, and all rights herein conferred upon the shareholders are granted subject to this reservation.

     EIGHTH: The number of directors of the corporation shall be such number as may be fixed from time to time by the By-laws of the corporation. All directors of the corporation shall hold office until their successors are duly elected and qualify.

     NINTH: Meetings of stockholders may be held outside the State of Delaware, if the By-laws so provide. The books of the corporation may be kept (subject to the provisions of law) outside of the State of Delaware. Elections of directors need not be by ballot unless the By-laws of the corporation shall so provide.

     TENTH. ANY ACTION REQUIRED OR PERMITTED TO BE TAKEN BY THE STOCKHOLDERS OF THE CORPORATION MUST BE EFFECTED AT A DULY CALLED SPECIAL MEETING OR ANNUAL MEETING AND MAY NOT BE CONSENTED TO IN WRITING WITHOUT SUCH MEETING. EXCEPT AS OTHERWISE PERMITTED BY LAW AND SUBJECT TO THE RIGHTS OF THE HOLDERS OF ANY SERIES OF PREFERRED STOCK, ONLY THE BOARD OF DIRECTORS MAY CALL FOR SPECIAL MEETING OF THE STOCKHOLDERS.

     IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation, having been duly adopted by the Board of Directors of the corporation in accordance with the provisions of Section 245 of the General Corporation Law of the State of Delaware, has been executed on the ___ day of December, 2001.

                                       REGENCY  AFFILIATES,  INC.


                                       By:
                                          ----------------------------------
                                            William  R.  Ponsoldt,
                                            Chairman and Chief Executive Officer

[CORPORATE  SEAL]
ATTEST:
By:
   --------------------------------
Jacqueline Teske, Secretary

                                      PROXY
                            REGENCY AFFILIATES, INC.
        THIS PROXY FOR HOLDERS OF COMMON STOCK IS SOLICITED BY THE BOARD
         OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                              ON DECEMBER 10, 2001

The stockholder of Regency Affiliates, Inc. (the "Company") whose signature appears on the reverse side hereof hereby appoints William R. Ponsoldt, Sr. and Marc H. Baldinger, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote, as designated below, the number of votes which the undersigned would be entitled to cast if personally present at the Meeting of Stockholders of the Company to be held Monday, December, 10, 2001, at 10:00 a.m. EDT, at Atlantis, Paradise Island, Bahamas or any adjournment thereof.

The proposals set forth below are more fully described in the Regency Affiliates, Inc. Proxy Statement dated November 20, 2001 (the Proxy Statement).

--------------------------------------------------------------------------------

1.  ELECTION  OF  DIRECTORS:    [ ] FOR all of the nominees listed below
                                (except as indicated to the contrary below)

                                [ ] WITHHOLD  AUTHORITY

NOMINEES
William R. Ponsoldt, Sr., Stephanie Carey, Martin J. Craffey, William R. Ponsoldt, Jr., Marc H. Baldinger
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. REVERSE STOCK SPLIT. To approve the 1-for-10 reverse stock split and reduction in par value to $.01 per share (retaining the same number of authorized shares at 25 million shares of Common Stock).

           [ ]  FOR         [ ]  AGAINST          [ ]  ABSTAIN

--------------------------------------------------------------------------------

3. CORPORATE GOVERNANCE AMENDMENT. To amend the Company's Restated Certificate of Incorporation to eliminate the ability of stockholders to act by written consent and without an annual or special meeting.

           [ ]  FOR         [ ]  AGAINST          [ ]  ABSTAIN

--------------------------------------------------------------------------------

4. APPOINT INDEPENDENT AUDITORS. To ratify the appointment of Rosenberg Rich Baker Berman & Company as the Company's independent auditors for the fiscal year ending December 31, 2001.

           [ ]  FOR         [ ]  AGAINST          [ ]  ABSTAIN

--------------------------------------------------------------------------------


In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

This proxy will be voted as directed. If not otherwise specified, this proxy will be voted FOR the election of the director nominees named in Item 1, or if any one or more of the nominees becomes unavailable, FOR another nominee or other nominees to be selected by the Board of Directors, FOR the proposal as set forth in Item 2, FOR the proposal as set forth in Item 3, FOR the proposal as set forth in Item 4.

--------------------------------------------------------------------------------

          Dated:____________________________________________,  2001
          _________________________________________________________
          _________________________________________________________
          (Signature of Stockholder(s))
          Please sign name exactly as it appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as it appears.
          PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY